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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statements File Nos. 333-07809, 333-44025, and 333-45027.


                                                  ARTHUR ANDERSEN LLP

Chicago, Illinois
March 3, 1998